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                                                               EXHIBIT 10(i)

                                       January 1, 1994



Mr. John J. Brennan, Jr.
Mr. William A. Brennan
70 Platt Road
Shelton, CT

Gentlemen:

            This letter will set forth the terms of the modification of a letter agreement dated February 23, 1979 among Main Street South Corporation, a Connecticut corporation ("MSSC"), John J. Brennan, Jr., and William A. Brennan (John J. Brennan, Jr., and William A. Brennan are collectively referred to as the "Brennans" for purposes of this agreement) to organize and operate a joint venture relating to certain property acquired from Grand Street Metal Products Company. MSSC has acquired from the Brennans as of the date of this letter a one-sixth (1/6) undivided interest in the remaining property of the joint venture, being that parcel, together with improvements thereon, described on Schedule A hereto, so that MSSC now owns a two-thirds (2/3) undivided interest in said property and the Brennans now own a one-third (1/3) undivided interest therein.

            The letter agreement is hereby modified and amended as follows:

            1. The last sentence of paragraph 3 is deleted and the following sentence is substituted therefor effective as of the date of this letter:

            Additional capital contributions shall be made two-thirds (2/3) by MSSC and one-third (1/3) by the Brennans, at such times and upon such terms and conditions as shall be agreed upon by MSSC and the Brennans.

            2. Paragraph 4 is deleted effective as of the date of this letter and the following is substituted therefor:

            MSSC shall be entitled to receive sixty-six and two third percent (66 2/3%) of the profits, losses and capital distributions of the joint venture and the Brennans collectively shall be entitled to receive thirty-three and one-third percent (33 1/3%) of the profits, losses and capital distributions of the joint venture.

            3. Paragraph 5 is deleted effective as of the date of this letter and the following is substituted therefor:

            All decisions relating to activities and operations of the joint venture shall be determined by MSSC after consultation with the Brennans.
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Mr. John J. Brennan, Jr.                                   January 1, 1994
Mr. William A. Brennan                                            Page Two


            4. The letter agreement shall remain in full force and effect as herein modified and amended, this amendment being binding upon the parties hereto, their heirs, executors, administrators, successors and assigns.

            If the foregoing properly reflects our understanding regarding the amendment of our joint venture agreement, please sign both copies of this letter and return one executed copy to the undersigned.

                                       Very truly yours,

                                       MAIN STREET SOUTH CORPORATION


                                       By _____________________________
                                             Its

Agreed to and accepted this ______ day of ______________________, 1994.


                                       /s/John J. Brennan, Jr.
                                       ________________________________
                                             John J. Brennan, Jr.



                                       /s/William A. Brennan
                                       ________________________________
                                             William A. Brennan
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                                  Schedule A
                                  -----------

      All that certain piece or parcel of land situated in the City of Shelton, County of Fairfield, and State of Connecticut, bounded and described as follows:

      Commencing at a point on the easterly streetline of Canal Street, said point being also the intersection of the easterly streetline of said Canal Street and the northerly streetline of Wharf Street; thence,

            N74" 30' 00"E, 171.19 feet along said Wharf Street to
               a point along land now or formerly of the
               Connecticut Department of Transportation (CDOT),
               said point being also the intersection of the
               northerly streetline of said Wharf Street and the
               easterly streetline of Riverdale Avenue; thence,
            N38 degrees  30'  31"W,  34.33 feet;
            N61 degrees  37'  51"E, 164.95 feet to a point along the west bank of the Housatonic River; said last two
               bearings and distances being along land of said
               CDOT; thence,
            N23 degrees  53'  20"W, 118.04 feet;
            N24 degrees  04'  59"W,  87.86 feet;
            N14 degrees  08'  33"W,  99.59 feet;
            N18 degrees  33'  28"W, 104.78 feet;
            N11 degrees  51'  34"W,  80.33 feet;
            N06 degrees  13'  38"W, 143.32 feet;
            N19 degrees  30'  20"W,  36.54 feet;
            N35 degrees  41'  13"W,  25.79 feet;
            N17 degrees  54'  53"W,  69.03 feet;
            N32 degrees  48'  16"W, 21.07 feet; thence, 16.22 feet along a curve to the left having a radius of 15.00 feet;
               thence,
            S85 degrees 13'  31"W,   9.77 feet to a point on a bulkhead
               retaining wall along the west bank of the Housatonic River; said last twelve bearings and distance being along the mean high water line of said Housatonic River; thence,
            N15 degrees  27'  21"W, 257.17 feet;
            N34 degrees  22'  56"W,  15.65 feet to a point; said last two bearings and distances being along said bulkhead retaining wall; thence,
            N26 degrees  23'  22"E,  16.26 feet to a point along the
               southerly streetline of Cornell Street; thence,
            S74 degrees  31"  26"W, 278.47 feet to a point along the
               easterly streetline of Canal Street; said point being also the intersection of the southerly streetline of said Cornell Street and the easterly streetline of said Canal Street; thence,
             S15 degrees  05"E, 1,143.83 feet along the easterly
               streetline of said Canal Street to the point or place of beginning.
      Said parcel contains 7.51 acres.